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                                                                   EXHIBIT 10.2

                               SECURITY AGREEMENT

     SECURITY AGREEMENT, dated as of March 19, 2003, by and among HEXCEL CORPORATION, a Delaware corporation ("HEXCEL"), CLARK-SCHWEBEL CORPORATION, a Delaware corporation ("CLARK-SCHWEBEL"), HEXCEL POTTSVILLE CORPORATION ("POTTSVILLE"), a Delaware corporation, CLARK-SCHWEBEL HOLDING CORPORATION, a Delaware corporation ("HOLDING"), and CS TECH-FAB HOLDINGS, INC., a Delaware corporation ("Tech-Fab" and together with Hexcel, Clark-Schwebel, Pottsville and Holding, collectively the "OBLIGORS" and each individually, an "OBLIGOR"), and FLEET CAPITAL CORPORATION, as administrative agent (the "ADMINISTRATIVE AGENT") for itself and other lending institutions which are or may become parties to that certain Credit and Guaranty Agreement dated as of March 19, 2003 (as amended and in effect from time to time, the "CREDIT AGREEMENT"), among the Hexcel, the Foreign Borrowers (as defined therein), the Guarantors named therein, the lenders from time to time a party thereto, the Administrative Agent, Fleet Capital Corporation, as fronting bank, Fleet National Bank, London U.K. Branch, as fronting bank and issuing bank, Fleet National Bank, as issuing bank, and Fleet Securities, Inc., as lead arranger.

     WHEREAS, it is a condition precedent to the Lenders (as defined in the Credit Agreement) making any loans or otherwise extending credit to Hexcel and the Foreign Borrowers under the Credit Agreement that the Obligors execute and deliver to the Administrative Agent, for the benefit of the Lenders and the Administrative Agent, a security agreement in substantially the form hereof; and

     WHEREAS, the Obligors wish to grant a security interest in favor of the Administrative Agent, for the benefit of the Lenders and the Administrative Agent, as herein provided;

     NOW, THEREFORE, in consideration of the promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. DEFINITIONS. All capitalized terms used herein without definitions shall have the respective meanings provided therefor in the Credit Agreement. The term "STATE", as used herein, means the State of New York. All terms defined in the Uniform Commercial Code of the State and used herein shall have the same definitions herein as specified therein. However, if a term is defined in
Article 9 of the Uniform Commercial Code of the State differently than in another Article of the Uniform Commercial Code of the State, the term has the meaning specified in Article 9. The term "STOCK" means the shares of stock described in ANNEX A attached hereto and required to be pledged hereunder and any additional shares of stock at the time required to be pledged with the Administrative Agent hereunder, and the term "STOCK COLLATERAL" means the property at any time required to be pledged to the Administrative Agent hereunder (whether described herein or not) and all income therefrom, increases therein and proceeds thereof.

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     2.  GRANT OF SECURITY INTEREST. Each Obligor hereby grants to the
Administrative Agent, for the benefit of the Lenders and the Administrative Agent, to secure the payment and performance in full of all of the Obligations, a security interest in and pledges and assigns to the Administrative Agent, for the benefit of the Lenders and the Administrative Agent, all the following properties, assets and rights of such Obligor, wherever located, whether now owned or hereafter acquired or arising, and all proceeds and products thereof (all of the same being hereinafter called the "COLLATERAL"):

     i. all "Accounts" as defined in Section 9-102 of the Uniform Commercial Code of the State, but only to the extent that such accounts are:

                    (a) rights to payment for goods sold or services rendered
               (whether or not such goods or services conform to the contract), or

                    (b) rights to payment for goods to be sold or services to be rendered, but only, at any time, to the extent inventory (whether consisting of raw materials, work-in-process or finished goods) is then on hand that may, upon completion of manufacture, be delivered for such sale;

     ii. all rights under contracts of sale relating to or affecting the creation or collection of any Accounts described in clause (i) above;

     iii. all rights under any existing or future policy of insurance relating to any Accounts described in clause (i) above;

     iv. all letters of credit, guarantees, supporting obligations, and other obligations securing or supporting any Accounts described in clause
          (i) above;

     v. all "Inventory" as defined in Section 9-102 of the Uniform Commercial Code of the State;

     vi. all rights under contracts of sale relating to or affecting the completion or sale of any such Inventory;

     vii. all rights under any existing or future policy of property loss or casualty insurance relating to any such Inventory;

     viii. all cash and Cash Equivalents (as defined in the Credit Agreement);

     ix. all investment property, to the extent and only to the extent consisting of Cash Equivalents and other proceeds of Collateral;

     x. all deposit accounts (including, without limitation, bank accounts), but

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          excluding the Asset Sale Proceeds Account and deposits therein;

     xi. (i) all intercompany loans to, and all other claims against, any Foreign Subsidiary, including, without limitation, all indebtedness for borrowed money and other monetary obligations owed by a Foreign Subsidiary to an Obligor, and (ii) all instruments evidencing the same, if any; in each case, whether or not evidenced by any instrument or promissory note and whether such intercompany loan to, or claim against, any Foreign Subsidiary is classified as an Account, General Intangible, Instrument or Payment Intangible; and

     xii. sixty-five percent (65%) of the shares of capital stock of every class of any first tier Material Foreign Subsidiary, as more fully described on ANNEX A hereto (as the same may be supplemented from time to time) and, to the extent that any such first tier Material Foreign Subsidiary is treated as a disregarded entity for United States federal income tax purposes, in addition, sixty-five percent (65%) of the shares of capital stock of any Material Foreign Subsidiary directly owned by such disregarded first tier Material Foreign Subsidiary.

     3.  AUTHORIZATION TO FILE FINANCING STATEMENTS; ADDITIONAL STOCK.

          3.1. AUTHORIZATION TO FILE FINANCING STATEMENTS.

          Each Obligor hereby irrevocably authorizes the Administrative Agent at any time and from time to time to file in any filing office in any Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto that provide any other information required by part 5 of
     Article 9 of the Uniform Commercial Code of the State or such other jurisdiction for the sufficiency or filing office acceptance of any financing statement or amendment, including whether such Obligor is an organization, the type of organization and any organizational identification number issued to such Obligor. Each Obligor agrees to furnish any such information to the Administrative Agent promptly upon request. Such financing statements may describe the collateral in the same manner as described in this Security Agreement or may contain an indication or description of collateral that describes such property in any other manner as the Administrative Agent may determine, in its sole discretion, is necessary, advisable or prudent to ensure the perfection of the security interest in the collateral granted to the Administrative Agent in connection herewith. Each Obligor ratifies and confirms the authorization of the Administrative Agent to have filed in any Uniform Commercial Code jurisdiction any like initial financing statements or amendments thereto if filed prior to the date hereof.

          3.2. STOCK CERTIFICATES; AUTHORIZATION TO UPDATE ANNEX A.

          The certificates for the shares of any first tier Material Foreign Subsidiary, accompanied by stock powers or other appropriate instruments of assignment

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     thereof duly executed in blank by the Company, have been delivered to the
     Administrative Agent. Each of the Obligors agrees that the Administrative Agent may from time to time attach as ANNEX A hereto an updated list of the shares of capital stock or securities at the time required to be pledged with the Administrative Agent hereunder.

     4. OTHER ACTIONS. Further to insure the attachment, perfection and priority of, and the ability of the Administrative Agent to enforce, the Administrative Agent's security interest in the Collateral, each Obligor agrees, in each case at such Obligor's expense, to take the following actions with respect to the following Collateral and without limitation on such Obligor's other obligations contained in this Agreement:

          4.1 PROMISSORY NOTES AND TANGIBLE CHATTEL PAPER. If any Obligor shall, now or at any time hereafter, hold or acquire any promissory notes constituting Collateral, such Obligor shall forthwith endorse, assign and deliver the same to the Administrative Agent, accompanied by such instruments of transfer or assignment duly executed in blank as the Administrative Agent may from time to time specify.

          4.2 DEPOSIT ACCOUNTS. Each Obligor shall comply with Section 7.17.1.1 of the Credit Agreement with respect to each deposit account that any Obligor, now or at any time hereafter, opens or maintains, to the extent provided therein.

          4.3 INVESTMENT PROPERTY. Subject to Section 7.17.1.1 of the Credit Agreement, if any Obligor shall, now or at any time hereafter, hold or acquire any Collateral consisting of investment property, such Obligor shall promptly endorse, assign and deliver the same to the Administrative Agent, accompanied by such instruments of transfer or assignment duly executed in blank as the Administrative Agent may from time to time specify. Subject to Section 7.17.1.1 of the Credit Agreement, if any such Collateral consisting of investment property consisting of securities now or hereafter acquired by such Obligor are uncertificated and are issued to any Obligor or its nominee directly by the issuer thereof, such Obligor shall promptly notify the Administrative Agent thereof and, at the Administrative Agent's request and option, pursuant to an agreement in form and substance reasonably satisfactory to the Administrative Agent, either
     (a) cause the issuer to agree to comply without further consent of such Obligor or such nominee, at any time with instructions from the Administrative Agent as to such securities, or (b) arrange for the Administrative Agent to become the registered owner of the securities. Subject to Section 7.17.1.1 of the Credit Agreement, if any Collateral consisting of investment property is held by such Obligor or its nominee through a securities intermediary or commodity intermediary, such Obligor shall promptly notify the Administrative Agent thereof and, at the Administrative Agent's request and option, pursuant to an agreement in form and substance reasonably satisfactory to the Administrative Agent, either
     (i) cause such securities intermediary or (as the case may be) commodity intermediary to agree to comply, in each case without further consent of such Obligor or such nominee, at any time with entitlement orders

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     from the Administrative Agent to such securities intermediary as to such securities or other investment property, or (as the case may be) to apply any value distributed on account of any commodity contract as directed by the Administrative Agent to such commodity intermediary, or (ii) in the case of financial assets or other investment property held through a securities intermediary, arrange for the Administrative Agent to become the entitlement holder with respect to such investment property, with such Obligor being permitted, prior to the occurrence and continuance of an Event of Default, to exercise rights to withdraw or otherwise deal with such investment property. The provisions of this paragraph shall not apply to any financial assets credited to a securities account for which the Administrative Agent is the securities intermediary.

          4.4 LETTER-OF-CREDIT RIGHTS. If any Obligor is, now or at any time hereafter, a beneficiary under a letter of credit constituting Collateral, such Obligor shall promptly (and, in any event prior to the end of the next succeeding calendar quarter) notify the Administrative Agent thereof and, at the request and option of the Administrative Agent, such Obligor shall, pursuant to an agreement in form and substance satisfactory to the Administrative Agent, either (a) arrange for the issuer and any confirmer of such letter of credit to consent to an assignment to the Administrative Agent of the proceeds of the letter of credit or (b) arrange for the Administrative Agent to become the transferee beneficiary of the letter of credit, with the Administrative Agent agreeing, in each case, that the proceeds of the letter of credit are to be applied as provided in the Credit Agreement.

          4.5 COMMERCIAL TORT CLAIMS. If any Obligor shall, now or at any time hereafter, hold or acquire a commercial tort claim constituting Collateral, such Obligor shall immediately notify the Administrative Agent in writing signed by such Obligor of the particulars thereof and grant to the Administrative Agent, for the benefit of the Lenders and the Administrative Agent, in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance satisfactory to the Administrative Agent.

          4.6 ADDITIONAL STOCK. In case that any Obligor shall acquire any additional shares of the capital stock of any first tier Material Foreign Subsidiary or corporation which is the successor of any first tier Material Foreign Subsidiary, or any securities exchangeable for or convertible into shares of such capital stock of any class of any first tier Material Foreign Subsidiary, whether by purchase, stock dividend, stock split or otherwise, then such shares or other securities shall be subject to the pledge, assignment and security interest granted to the Administrative Agent, for the benefit of the Lenders and the Administrative Agent, under this Agreement and such Obligor shall deliver to the Administrative Agent forthwith any certificates therefor, accompanied by

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     stock powers or other appropriate instruments of assignment duly executed by such Obligor in blank.

          4.7 OTHER ACTIONS AS TO ANY AND ALL COLLATERAL. Each Obligor further agrees, upon the request of the Administrative Agent and at the Administrative Agent's option, to take any and all other actions as the Administrative Agent may reasonably determine to be necessary for the attachment and perfection of, and the ability of the Administrative Agent to enforce, the Administrative Agent's security interest in any and all of the Collateral, including, without limitation, executing, delivering and, where appropriate, filing financing statements and amendments relating thereto under the Uniform Commercial Code, to the extent, if any, that such Obligor's signature thereon is required therefor.

     5. REPRESENTATIONS AND WARRANTIES CONCERNING OBLIGOR' LEGAL STATUS. Each Obligor has previously delivered to the Administrative Agent a certificate signed by such Obligor and entitled "Perfection Certificate" (the "PERFECTION CERTIFICATE"). Each Obligor represents and warrants to the Lenders and the Administrative Agent as of the date hereof, as follows: (a) such Obligor's exact legal name is that indicated on the Perfection Certificate and on the signature page hereof, (b) such Obligor is an organization of the type, and is organized in the jurisdiction, set forth in the Perfection Certificate, (c) the Perfection Certificate accurately sets forth such Obligor's organizational identification number or accurately states that such Obligor has none, (d) the Perfection Certificate accurately sets forth such Obligor's place of business or, if more than one, its chief executive office, as well as such Obligor's mailing address, if different, (e) all other information set forth on the Perfection Certificate pertaining to such Obligor is accurate and complete in all material respects,
(f) except as notified to the Administrative Agent in writing, there has been no material change in any of such information since the date on which the Perfection Certificate was signed by such Obligor, (g) each Obligor has full power, authority and legal right to execute, deliver and perform its obligations under this Agreement and to pledge and grant a security interest in all of the Collateral pursuant to this Agreement, and the execution, delivery and performance hereof and the pledge of and granting of a security interest in the Collateral hereunder have (i) been duly authorized by all necessary corporate or other action and (ii) do not contravene (A) any law, rule or regulation, which individually or in the aggregate, would have a Material Adverse Effect, or any provision of such Obligor's Governing Documents or (B) any judgment, decree or order of any tribunal, which individually or in the aggregate, would have a Material Adverse Effect, or (C) any agreement or instrument to which such Obligor is a party or by which it or any of its property is bound or affected and (h) the information set forth in ANNEX A hereto relating to the Stock is true, correct and complete in all material respects on the date hereof.

     6. COVENANTS CONCERNING OBLIGOR' LEGAL STATUS. Each Obligor covenants with the Lenders and the Administrative Agent as follows: (a) without providing at least fifteen (15) days prior written notice to the Administrative Agent, such Obligor will not

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change its name, its place of business or, if more than one, chief executive office, or organizational identification number if it has one, (b) if such Obligor does not have an organizational identification number and later obtains one, such Obligor will forthwith notify the Administrative Agent of such organizational identification number, and (c) such Obligor will not change its type of organization, jurisdiction of organization or other legal structure.

     7. REPRESENTATIONS AND WARRANTIES CONCERNING COLLATERAL, ETC. Each Obligor further represents and warrants to the Lenders and the Administrative Agent as follows: (a) such Obligor is the owner of or has rights in the Collateral, free from any right or claim of any person or any adverse lien, except for the security interest created by this Agreement and other Liens permitted by the Credit Agreement, and (b) none of the Collateral constitutes, or is the proceeds of, "farm products" as defined in Section 9-102(a)(34) of the Uniform Commercial Code of the State.

     8. COVENANTS CONCERNING COLLATERAL, ETC. Each Obligor further covenants with the Lenders and the Administrative Agent as follows: (a) except for the security interest herein granted and Liens permitted by the Credit Agreement, such Obligor shall (except for sales, transfers or other dispositions permitted by the Credit Agreement) be the owner of the Collateral free from any right or claim of any other person or any lien, and such Obligor shall defend the same against all material claims and demands of all persons at any time claiming the same or any interests therein adverse to the Administrative Agent or any of the Lenders and such Obligor will have the like title to and right to pledge and grant a security interest in the Stock Collateral hereafter pledged or in which a security interest is granted to the Administrative Agent hereunder and will likewise defend the rights, pledge and security interest thereof and therein of the Lenders and the Administrative Agent, (b) such Obligor shall not pledge, mortgage or create, or suffer to exist any right of any person in or claim by any person to the Collateral, or any lien in the Collateral in favor of any person, other than the Administrative Agent except for Liens permitted by the Credit Agreement, (c) such Obligor will permit the Administrative Agent, or its designee, to inspect the Collateral, and such Obligor will pay all taxes, assessments, governmental charges and levies upon the Collateral or incurred in connection with the use or operation of the Collateral, in each case to the extent and as further provided in the Credit Agreement.

     9.   INSURANCE.

          9.1. MAINTENANCE OF INSURANCE. Each Obligor will maintain with financially sound and reputable insurers insurance with respect to its properties and business against such casualties and contingencies as shall be in accordance with general practices of businesses of similar size and financial strength engaged in similar activities in similar geographic areas. In addition, all such insurance, to the extent it relates to the Collateral, shall be payable to the Administrative Agent as loss payee under a "standard" or "New York" loss payee clause for the benefit of the Lenders and the Administrative Agent.

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          9.2. INSURANCE PROCEEDS. Upon the occurrence and during the continuance of an Event of Default, the proceeds of any casualty insurance in respect of any casualty loss of any of the Collateral shall, subject to the rights, if any, of other parties with an interest having priority in the property covered thereby, be held by the Administrative Agent as cash collateral for the Obligations (it being understood and agreed that if an Event of Default is not then continuing, the Obligors shall be entitled to receive and use the proceeds of such insurance and, further, in the event the Administrative Agent receives or is holding any such proceeds at a time when an Event of Default is not continuing, it shall hold such proceeds in trust for the Obligors and shall promptly remit such proceeds to the Company or the relevant Obligor).

          9.3. CONTINUATION OF INSURANCE. All policies of insurance shall provide for at least thirty (30) days prior written cancellation notice to the Administrative Agent. In the event of failure by any Obligor to provide and maintain insurance as herein provided, the Administrative Agent may, at its option, and upon prior written notice to Hexcel provide such insurance and charge the amount thereof to such Obligor. Each Obligor shall furnish the Administrative Agent with certificates of insurance evidencing compliance with the foregoing Section 9.1.

     10.  COLLATERAL PROTECTION EXPENSES; PRESERVATION OF COLLATERAL.

          10.1. EXPENSES INCURRED BY ADMINISTRATIVE AGENT. Upon the occurrence and during the continuance of an Event of Default in the Administrative Agent's reasonable discretion, if any Obligor fails to do so, the Administrative Agent may discharge taxes and other encumbrances at any time levied or placed on any of the Collateral, maintain any of the Collateral (subject to license), and pay any necessary filing fees or insurance premiums. Each Obligor agrees to reimburse the Administrative Agent on demand for all reasonable expenditures so made. The Administrative Agent shall have no obligation to any Obligor to make any such expenditures, nor shall the making thereof be construed as a waiver or cure of any Default or Event of Default.

          10.2. ADMINISTRATIVE AGENT'S OBLIGATIONS AND DUTIES. Neither the Administrative Agent nor any Lender shall have any obligation or liability under any contract or agreement by reason of or arising out of this Agreement or the receipt by the Administrative Agent or any Lender of any payment relating to any of the Collateral, nor shall the Administrative Agent or any Lender be obligated in any manner to perform any of the obligations of such Obligor under or pursuant to any such contract or agreement, to make inquiry as to the nature or sufficiency of any payment received by the Administrative Agent or any Lender in respect of the Collateral or as to the sufficiency of any performance by any party under any such contract or agreement, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to the Administrative Agent or to which the Administrative Agent or any Lender may be entitled at any time or times. The Administrative Agent's sole duty with respect to the custody, safe keeping

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     and physical preservation of the Collateral in its possession, under
     Section 9-207 of the Uniform Commercial Code of the State or otherwise, shall be to deal with such Collateral in the same manner as the Administrative Agent deals with similar property for its own account; PROVIDED, HOWEVER, the Administrative Agent shall comply with all laws and perform all acts as may be required by any governmental authority, including, without limitation, protecting classified and export controlled assets and information (including information, contracts and programs) in the manner requested by such governmental authority.

     11. SECURITIES AND DEPOSITS; DIVIDENDS, ETC.

          11.1. SECURITIES AND DEPOSITS.

          The Administrative Agent may at any time following and during the continuance of a Default and Event of Default, at its option, transfer to itself or any nominee any securities constituting Collateral, receive any income thereon and hold such income as additional Collateral or apply it to the Obligations. Whether or not any Obligations are due, the Administrative Agent may following and during the continuance of a Default and Event of Default that has occurred and is continuing, demand, sue for, collect, or make any settlement or compromise which it deems desirable with respect to the Collateral.

          11.2.  DIVIDENDS, VOTING, ETC.

          So long as no Event of Default shall have occurred and be continuing, each Obligor shall be entitled to receive all cash dividends paid in respect of the Stock, to vote the Stock and to give consents, waivers and ratifications in respect of the Stock; PROVIDED, HOWEVER, that no vote shall be cast or consent, waiver or ratification given by such Obligor if the effect thereof would materially impair any of the Stock Collateral or be inconsistent with or result in any violation of any of the provisions of the Credit Agreement or any of the other Loan Documents. All such rights of any Obligor to receive cash dividends with respect to the Stock shall cease in case an Event of Default shall have occurred and be continuing. All such rights of such Obligor to vote and give consents, waivers and ratifications with respect to the Stock shall, at the Administrative Agent's option, as evidenced by the Administrative Agent's notifying such Obligor of such election, cease in case an Event of Default shall have occurred and be continuing.

     12. NOTIFICATION TO ACCOUNT DEBTORS AND OTHER PERSONS OBLIGATED ON COLLATERAL. If an Event of Default shall have occurred and be continuing, each Obligor shall, at the request and option of the Administrative Agent, notify account debtors and other persons obligated on any of the Collateral of the security interest of the Administrative Agent in any account or other Collateral and that payment thereof is to be made directly to the Administrative Agent or to any financial institution designated by the Administrative Agent as the Administrative Agent's agent therefor, and the Administrative Agent may itself, if an Event of Default shall have occurred and be

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continuing without notice to or demand upon such Obligor, so notify account debtors and other persons obligated on Collateral. After the making of such a request or the giving of any such notification in accordance with the terms hereof, such Obligor shall hold any proceeds of collection of accounts and other Collateral received by such Obligor as trustee for the Administrative Agent, for the benefit of the Lenders and the Administrative Agent, without commingling the same with other funds of such Obligor and shall turn the same over to the Administrative Agent in the identical form received, together with any necessary endorsements or assignments. The Administrative Agent shall apply the proceeds of collection of accounts and other Collateral received by the Administrative Agent to the Obligations, such proceeds to be immediately credited after final payment in cash or other immediately available funds of the items giving rise to them.

     13. POWER OF ATTORNEY.

          13.1. APPOINTMENT AND POWERS OF ADMINISTRATIVE AGENT. Each Obligor hereby irrevocably constitutes and appoints the Administrative Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorneys-in-fact with full irrevocable power and authority in the place and stead of such Obligor or in the Administrative Agent's own name, for the purpose of carrying out the terms of this Agreement, to, upon the occurrence and during the continuance of an Event of Default, take any and all appropriate action and to execute any and all documents and instruments that may be necessary to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby gives said attorneys the power and right, on behalf of such Obligor, without notice to or assent by such Obligor, to do the following:

                (a) upon the occurrence and during the continuance of a Default or an Event of Default, generally to sell, transfer, pledge, make any agreement with respect to or otherwise dispose of or deal with any of the Collateral in such manner as is consistent with the Uniform Commercial Code of the State and as fully and completely as though the Administrative Agent were the absolute owner thereof for all purposes, and to do, at such Obligor's expense, at any time, or from time to time, all acts and things which the Administrative Agent deems reasonably necessary to protect, preserve or realize upon the Collateral and the Administrative Agent's security interest therein, in order to effect the intent of this Agreement, all no less fully and effectively as such Obligor might do, including, without limitation, the execution, delivery and recording, in connection with any sale or other disposition of any Collateral, of the endorsements, assignments or other instruments of conveyance or transfer with respect to such Collateral; and

                (b) notwithstanding the foregoing, prior to the occurrence and continuance of an Event of Default, to file such financing statements with respect hereto, with or without such Obligor's signature, or a photocopy of this Agreement in substitution for a financing statement, as the

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          Administrative Agent may reasonably deem appropriate and to execute in such Obligor's name such financing statements and amendments thereto and continuation statements which may require such Obligor's signature.

          13.2. RATIFICATION BY OBLIGOR. To the extent permitted by law, each Obligor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and is irrevocable.

          13.3. NO DUTY ON ADMINISTRATIVE AGENT. The powers conferred on the Administrative Agent hereunder are solely to protect the interests of the Administrative Agent and the Lenders in the Collateral and shall not impose any duty upon the Administrative Agent to exercise any such powers. The Administrative Agent shall be accountable only for the amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to any Obligor for any act or failure to act, except for the Administrative Agent's or any of its officers', employees' or agents' own gross negligence or willful misconduct.

     14. RIGHTS AND REMEDIES. If an Event of Default shall have occurred and be continuing, the Administrative Agent, without any other notice to or demand upon any Obligor, shall have in any jurisdiction in which enforcement hereof is sought, in addition to all other rights and remedies, the rights and remedies of a secured party under the Uniform Commercial Code of the State and any additional rights and remedies as may be provided to a secured party in any jurisdiction in which Collateral is located, including, without limitation, the right to take possession of the Collateral, and for that purpose the Administrative Agent may, so far as such Obligor can give authority therefor, enter upon any premises on which the Collateral may be situated and remove the same therefrom. If an Event of Default shall have occurred and be continuing, the Administrative Agent may in its reasonable discretion require such Obligor to assemble all or any part of the Collateral at such location or locations within the jurisdiction(s) of such Obligor's principal office(s) or at such other locations as the Administrative Agent may reasonably designate. If an Event of Default shall have occurred and by continuing, each Obligor will allow the Administrative Agent and its officers, employees and agents reasonable and non-exclusive access to and use of all real property, equipment and fixtures owned or leased by such Obligor, as necessary or reasonably appropriate in the reasonable opinion of the Administrative Agent, to manufacture, produce, complete, remove and/or sell, in any lawful manner, any Collateral. If an Event of Default shall have occurred and be continuing, each Obligor further agrees at the request and direction of the Administrative Agent, to manufacture, produce, complete, remove and/or sell, and/or to cooperate with the Administrative Agent's manufacture, production, completion, removal and/or sale of, any Collateral. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Administrative Agent shall give to such Obligor at least ten (10) Business Days prior written notice of the time and place of any public sale of Collateral or of the time after which any private sale or any other intended disposition is to be made. Each Obligor hereby acknowledges that ten (10) Business Days prior written notice of such sale or sales shall be reasonable notice. In addition, each Obligor waives any and all rights that it may have to a judicial hearing in advance of the enforcement of any of the Administrative Agent's rights and remedies hereunder, including, without limitation, its right following an Event of Default to take immediate possession of the Collateral and to exercise its rights and remedies with respect thereto.

     15. STANDARDS FOR EXERCISING RIGHTS AND REMEDIES. To the extent that applicable law imposes duties on the Administrative Agent to exercise remedies in a commercially reasonable manner, each Obligor acknowledges and agrees that it is not commercially unreasonable for the Administrative Agent (a) to fail to incur expenses reasonably deemed significant by the Administrative Agent to prepare Collateral for disposition or otherwise to fail to complete raw material or work in process into finished goods or other finished products for disposition, (b) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (c) to fail to exercise collection remedies against account debtors or other persons obligated on Collateral or to fail to remove Liens on or any adverse claims against Collateral, (d) to exercise collection remedies against account debtors and other persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (e) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (f) to contact other persons, whether or not in the same business as such Obligor, for expressions of interest in acquiring all or any portion of the Collateral, (g) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the collateral is of a specialized nature, (h) to dispose of Collateral by utilizing internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets, (i) to dispose of assets in wholesale rather than retail markets, (j) to disclaim disposition warranties, (k) to purchase insurance or credit enhancements to insure the Administrative Agent against risks of loss, collection or disposition of Collateral or to provide to the Administrative Agent a guaranteed return from the collection or disposition of Collateral, or
(l) to the extent reasonably deemed appropriate by the Administrative Agent, to obtain the services of brokers, investment bankers, consultants and other professionals to assist the Administrative Agent in the collection or disposition of any of the Collateral. Each Obligor acknowledges that the purpose of this Section 16 is to provide non-exhaustive indications of what actions or omissions by the Administrative Agent would fulfill the Administrative Agent's duties under the Uniform Commercial Code of the State or any other relevant jurisdiction in the Administrative Agent's exercise of remedies against the Collateral and that other actions or omissions by the Administrative Agent shall not be deemed to fail to fulfill such duties solely on account of not being indicated in this Section 15. Without limitation upon the foregoing, nothing contained in this Section 15 shall be construed to grant any rights to the such Obligor or to impose any duties on the Administrative Agent that would not have been granted or imposed by this Agreement or by applicable law in the absence of this Section 15.

     16. NO WAIVER BY ADMINISTRATIVE AGENT, ETC. The Administrative Agent shall not be deemed to have waived any of its rights and remedies in respect of the Obligations or the Collateral unless such waiver shall be in writing and signed by the Administrative Agent and, to the extent required by the Credit Agreement, with the consent of the Required Lenders. No delay or omission on the part of the Administrative Agent in exercising any right or remedy shall operate as a waiver of such right or remedy or any other right or remedy. A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion. All rights and remedies of the Administrative Agent with respect to the Obligations or the Collateral, whether evidenced hereby or by any other instrument or papers, shall be cumulative and may be exercised singularly, alternatively, successively or concurrently at such time or at such times as the Administrative Agent deems expedient.

     17.  SURETYSHIP WAIVERS BY OBLIGORS.

     Each Obligor waives demand, notice, protest, notice of acceptance of this Agreement, notice of loans made, credit extended, Collateral received or delivered or other action taken in reliance hereon and all other demands and notices of any description. With respect to both the Obligations and the Collateral, each Obligor assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of or failure to perfect any security interest in any Collateral, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payment thereon and the settlement, compromising or adjusting of any thereof, all in such manner and at such time or times as the Administrative Agent may deem reasonably advisable. The Administrative Agent shall have no duty as to the collection or protection of the Collateral or any income therefrom, the preservation of rights against prior parties, or the preservation of any rights pertaining thereto beyond the safe custody thereof as set forth in Section 10.2. Each Obligor further waives any and all other suretyship defenses.

     18. MARSHALLING. Neither the Administrative Agent nor any Lender shall be required to marshal any present or future collateral security (including but not limited to the Collateral) for, or other assurances of payment of, the Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of the rights and remedies of the Administrative Agent or any Lender hereunder and of the Administrative Agent or any Lender in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising. To the extent that it lawfully may, each Obligor hereby agrees that it will not invoke any law relating to the marshalling of collateral which might cause delay in or impede the enforcement of the Administrative Agent's rights and remedies under this Agreement or under any other instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, each Obligor hereby irrevocably waives the benefits of all such laws.

     19. PROCEEDS OF DISPOSITIONS; EXPENSES. Each Obligor shall pay to the Administrative Agent on demand any and all reasonable expenses, including reasonable and documented attorneys' fees and disbursements, incurred or paid by the Administrative Agent in protecting, preserving or enforcing the Administrative Agent's rights and remedies under or in respect of any of the Obligations or any of the Collateral. After deducting all of said expenses, the residue of any proceeds of collection or sale or other disposition of Collateral shall, to the extent actually received in cash, be applied to the payment of the Obligations in such order or preference as the Administrative Agent may determine in accordance with the Credit Agreement, proper allowance and provision being made for any Obligations not then due. Upon the final payment and satisfaction in full of all of the Obligations and after making any payments required by Sections 9-608(a)(1)(C) or 9-615(a)(3) of the Uniform Commercial Code of the State, any excess shall be returned to such Obligor. In the absence of final payment and satisfaction in full of all of the Obligations, such Obligor shall remain liable for any deficiency.

     20. OVERDUE AMOUNTS. Until paid, all amounts due and payable by each Obligor hereunder shall be a debt secured by the Collateral and shall bear, whether before or after judgment, interest at the rate of interest for principal then in effect under the Credit Agreement.

     21. GOVERNING LAW; CONSENT TO JURISDICTION. THIS AGREEMENT IS INTENDED TO TAKE EFFECT AS A SEALED INSTRUMENT AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. Each Obligor agrees that any action or claim arising out of any dispute in connection with this Agreement, any rights or obligations hereunder or the performance or enforcement of such rights or obligations may be brought in the courts of the State or any federal court sitting therein and consents to the non-exclusive jurisdiction of such court and to service of process in any such suit being made upon such Obligor by mail at the address specified in Section 15.6 of the Credit Agreement. Each Obligor hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient court.

     22. WAIVER OF JURY TRIAL. THE ADMINISTRATIVE AGENT AND EACH OBLIGOR WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OR ENFORCEMENT OF ANY SUCH RIGHTS OR OBLIGATIONS. Except as prohibited by law, the Administrative Agent and each Obligor waives any right which it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. Each Obligor (a) certifies that neither the Administrative Agent or any Lender nor any representative, agent or attorney of the Administrative Agent or any Lender has represented, expressly or otherwise, that the

Administrative Agent or any Lender would not, in the event of litigation, seek to enforce the foregoing waivers or other waivers contained in this Agreement and (b) acknowledges that, in entering into the Credit Agreement, the Administrative Agent and the Lenders are relying upon, among other things, the waivers and certifications contained in this Section 22.

     23. RELATION TO CHARGE OVER SHARES AND FRENCH PLEDGE. The provisions of this Agreement supplement the provisions of the Charge Over Shares and the French Pledge.

     24. MISCELLANEOUS. The headings of each section of this Agreement are for convenience only and shall not define or limit the provisions thereof. This Agreement and all rights and obligations hereunder shall be binding upon each Obligor and its successors and assigns, and shall inure to the benefit of the Administrative Agent, the Lenders and their respective successors and assigns permitted pursuant to the Credit Agreement. If any term of this Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby, and this Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein. Each Obligor acknowledges receipt of a copy of this Agreement.

     25   TERMINATION. (a) Notwithstanding anything to the contrary in this
Security Agreement or any other Loan Document: (i) the security interests hereunder shall automatically cease, terminate and be void, all rights to the Collateral shall automatically revert to the relevant Obligor, and the obligations of the Obligors hereunder shall automatically be discharged and released, upon repayment in full, in cash, of all the Obligations and the termination of all lending commitments under the Credit Agreement, in each case without any further action by the Administrative Agent, the Fronting Bank, the Issuing Bank, any Lender or any other Person, and (ii) the security interest hereunder shall automatically cease, terminate and be void with respect to any Collateral that is sold, transferred or otherwise disposed of in accordance with the terms of the Credit Agreement, and all rights with respect to such Collateral shall automatically revert to the applicable Obligor, in each case without any further action by the Administrative Agent, the Fronting Bank, the Issuing Bank, any Lender or any other Person; PROVIDED that the security interest in the proceeds and products of such Collateral shall continue.

     (b) Upon any termination of this Security Agreement and/or the security interest hereunder, the Administrative Agent will, at the expense of the applicable Obligor, execute and deliver to such Obligor such documents as such Obligor shall reasonably request to evidence the termination of this Security Agreement and/or such security interest hereunder, and the release and reassignment of any such Collateral, as the case may be.

     IN WITNESS WHEREOF, intending to be legally bound, each Obligor has caused this Security Agreement to be duly executed as of the date first above written.

                                             HEXCEL CORPORATION

                                        By: /s/ Stephen C. Forsyth
                                            ------------------------------------
                                             Name:   Stephen C. Forsyth
                                             Title: Executive Vice President


                                             CLARK-SCHWEBEL
                                             CORPORATION

                                        By:  /s/ Stephen C. Forsyth
                                             -----------------------------------
                                             Name:   Stephen C. Forsyth
                                             Title:   Vice President


                                             HEXCEL POTTSVILLE
                                             CORPORATION

                                        By:  /s/ Stephen C. Forsyth
                                             -----------------------------------
                                             Name:   Stephen C. Forsyth
                                             Title:   Vice President


                                             CLARK-SCHWEBEL HOLDING
                                             CORPORATION


                                         By: /s/ Stephen c. Forsyth
                                             -----------------------------------
                                             Name:   Stephen C. Forsyth
                                             Title:   Vice President


                                             CS TECH-FAB HOLDINGS, INC.,


                                         By: /s/ Stephen C. Forsyth
                                             -----------------------------------
                                             Name:   Stephen C. Forsyth
                                             Title:   Vice President

Accepted:

FLEET CAPITAL CORPORATION,
 as Administrative Agent


By: /s/ Edgar Ezerins
    --------------------------------------
Name:  Edgar Ezerins
Title: Senior Vice President